BenchmarkA 80 ! MSCI Golden Dragon Index (Net) 20 ! CSI 300 Index (Net) Investment objective Long term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, Taiwan and Macau. Fund statistics Fund mZnZger Emerson Yip Listed New York Stock Exchange Net Assets (as at 31/07/16) USD 114.19m LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.2370 (9 December 2015) USD 0.7364 (23 December 2015) B 6.5! ActuZl LeverZge Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Market capitalization breakdown (as at 31/07/16) (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Holding Fund ! BenchmZrkA weight Small Cap less than USD 500m) Tencent Holdings 6.8 5.8 Performance data (as at 31/07/16) 400 S h a r e p r i c e 350 N et asset v alue 300 Ben c h m a r k A 250 200 150 100 50 0 07/96 07/98 07/00 07/02 07/04 07/06 07/08 07/10 07/12 07/14 07/16% 1 mth 3 mths 2016 YTD 1 year 3 year 5 year 10 years ShZre price 7.5 8.2 6.6 2.2 28.8 18.7 116.0 Net Zsset vZlue 5.1 5.9 0.9 -7.6 20.7 11.7 89.3 BenchmarkA 4.5 5.5 0.6 8.5 20.7 14.5 90.9% 2016/2015 2015/2014 2014/2013 2013/2012 2012/2011 ShZre price 2.2 7.3 17.5 15.6 -20.3 Net Zsset vZlue -7.6 12.2 16.3 15.3 -19.8 BenchmarkA 8.5 12.2 17.6 10.0 13.7 Fund Bmark Fund Bmark Fund Bmark Large Cap Mid Cap Small Cap 58 Stocks 12 Stocks 0 Stocks Total number of stocks in the Fund’s portfolio: 70 A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Top 10 holdings (as at 31/07/16) Taiwan Semiconductor Manufacturing 6.7 5.7 China Construction Bank* 4.1 2.5 Alibaba Group Holding 3.9 3.5 AIA Group 3.8 3.2 Ping An Insurance* 3.4 1.8 China Merchants Bank* 3.1 0.8 CNOOC 2.5 0.9 Cheung Kong Property Holdings 2.1 0.8 Hong Kong Exchanges & Clearing 2.0 1.2 SubTotal 38.4 26.2 * Denotes China Ashare holding Sector (as at 31/07/16)

Fund % 30.8% Financials 28.3% Information Technology 12.8% Consumer Discretionary 9.1% Industrials 3.0% Health Care 2.5% Energy 2.4% Utilities 2.3% Consumer Staples 1.9% Telecommunication Services 1.0% Materials 5.9% Liquidity 100.0% Total Active % -4.1% 1.5% 4.8% 0.7% 0.9% -0.9% -2.0% -0.8% -3.5% -2.5% 5.9% Share price USD 16.34 NAV per share USD 17.71 Discount (-) / Premium Current -7.7! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392 Fund information Portfolio (as at 31/07/16) Fund % Active % 0.3% 18.9% Hong Kong 20.3% China - ‘A’ Shares 1.3% 14.9% Taiwan -5.4% 14.2% China - Hong Kong ‘P Chip’ 5.2% 12.2% China - Hong Kong ‘H’ -4.4% 7.6% China - Hong Kong ‘Red Chip’ -0.6% 6.0% China - Others -2.2% 0.0% China - ‘B’ Shares -0.1% 5.9% Net Liquidity 5.9% 100.0% Total Portfolio review (as at 31/07/16) Greater China equities continued their post Brexit surge, as the prospect of accommodative central banks continues to outweigh lackluster growth. The MSCI Hong Kong Index led gains given its interest rate sensitivity, as residential property sales continued to positively surprise. The MSCI Taiwan Index continued its outperformance on foreign inflows and stabilizing expectations for technology goods. The MSCI China Index rose but lagged, as the government reiterated its determination to limit equity inflows from wealth management products, causing a sharp selloff in domestic China markets towards monthend. Market outlook (as at 31/07/16) With the notable exception of domestic China – which is still in bear market territory – equity markets are buoyant. A fall in bond yields and some signs of supply side consolidation in selected commodities (including technology) have spurred fund flows into highyielding equities and value cyclicals in Greater China. While the former has been a feature of recent markets, we have doubts about the sustainability of much of the latter at a micro level given supply restarts, the low probability of success associated with administrative measures such as limiting workweeks in coal mines and the like. As a result, we continue to prefer growth equities across the region; our core strategies remain technology, healthcare, consumer and environmental preservation. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 Full portfolio holdings (as at 31/07/16) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials 39,794,146 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 CHINA VANKE CO LTD COMMON STOCK HKD 1 DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 WHARF HOLDINGS LTD/THE COMMON STOCK HKD 0 KWG PROPERTY HOLDING LTD COMMON STOCK HKD 0.1 5,348,525 4.2 4,922,425 3.8 4,383,214 3.4 4,047,084 3.1 2,738,438 2.1 2,543,254 2.0 2,206,012 1.7 2,117,447 1.7 2,005,555 1.6 1,842,106 1.4 1,430,619 1.1 1,211,248 0.9 1,208,806 0.9 1,075,206 0.8 926,638 0.7 850,474 0.7 516,698 0.4 420,396 0.3 Information Technology 36,588,949 28.3 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD LARGAN PRECISION CO LTD COMMON STOCK TWD 10 WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 GOERTEK INC COMMON STOCK CNY 1 HIMAX TECHNOLOGIES INC ADR USD 0.6 WISTRON NEWEB CORP COMMON STOCK TWD 10 8,824,519 6.8 8,678,534 6.7 4,998,288 3.9 2,300,294 1.8 2,249,789 1.8 2,194,153 1.7 1,663,917 1.3 1,432,963 1.1 1,199,699 0.9 911,005 0.7 900,037 0.7 685,955 0.5 549,798 0.4 Consumer Discretionary 16,603,390 12.8 WYNN MACAU LTD COMMON STOCK HKD 0.001 JD.COM INC ADR USD 0.00002 HANGZHOU ROBAM APPLIANCES CO LTD COMMON STOCK CNY NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001 ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD ALPHA GROUP COMMON STOCK CNY 1 TUNIU CORP ADR USD 0.0001 1,886,492 1.5 1,264,360 1.0 1,227,388 0.9 1,195,793 0.9 1,182,723 0.9 1,167,921 0.9 1,038,549 0.8 979,324 0.8 971,075 0.8 959,992 0.7 917,425 0.7 907,464 0.7 840,473 0.6 737,265 0.6 705,456 0.5 621,690 0.5 Industrials 11,809,915 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK SPRING AIRLINES CO LTD COMMON STOCK CNY 1 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD CAR INC COMMON STOCK HKD 0.00001 BOC AVIATION LTD COMMON STOCK HKD SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1 CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD JIANGSU DONGYUAN ELECTRICAL GROUP CO LTD COMMON 1,837,441 1.4 1,363,048 1.0 1,163,885 0.9 1,158,968 0.9 1,093,825 0.8 1,066,367 0.8 850,351 0.7 738,722 0.6 729,862 0.6 631,163 0.5 588,246 0.5 588,038 0.4

Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Liquidity 7,558,969 5.9 Net Liquidity 7,558,969 5.9 Health Care 3,864,957 3.0 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 1,460,122 1.1 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,317,968 1.0 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 1,086,867 0.9 Energy 3,188,864 2.5 CNOOC LTD COMMON STOCK HKD 0 3,188,864 2.5 Utilities 3,135,064 2.4 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,741,790 1.4 CGN POWER CO LTD COMMON STOCK HKD 1 833,543 0.6 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 559,731 0.4 Consumer Staples 2,933,404 2.3 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,541,522 1.2 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 1,391,882 1.1 Telecommunication Services 2,453,970 1.9 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 2,453,970 1.9 Materials 1,260,474 1.0 KANGDE XIN COMPOSITE MATERIAL GROUP CO LTD COMMON 1,260,474 1.0 Grand Total 129,192,101 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.